                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                     AVIRON
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                     AVIRON
                           297 NORTH BERNARDO AVENUE
                            MOUNTAIN VIEW, CA 94043
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000

To the Stockholders of AVIRON:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AVIRON, a Delaware corporation, will be held on Thursday, June 1, 2000 at 8:00 a.m. local time at our principal executive offices at 297 North Bernardo Avenue, Mountain View, CA 94043 for the following purposes:

          1. To elect two directors to hold office until the 2003 Annual Meeting of Stockholders and until their successors are elected.

          2. To approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 30,000,000 shares to 100,000,000 shares.

          3. To approve an amendment to our 1996 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 700,000 shares to 4,730,000 shares.

          4. To approve an amendment to our 1996 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance the such plan by 150,000 shares to 350,000 shares, to increase the number of shares covered by initial option grants to non-employee directors from 15,000 shares to 20,000 shares and to increase the number of shares covered by annual option grants to non-employee Directors from 3,000 shares to 10,000 shares.

          5. To ratify the selection of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2000.

          6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                      By Order of the Board of Directors

                                      /s/ Charlene A. Friedman
                                      Charlene A. Friedman

                                      Secretary

Mountain View, California
May 4, 2000

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     AVIRON
                           297 NORTH BERNARDO AVENUE
                            MOUNTAIN VIEW, CA 94043
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Aviron, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, June 1, 2000 at 8:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal executive offices at 297 North Bernardo Avenue, Mountain View, CA 94043. We intend to mail this proxy statement and accompanying proxy card on or about May 4, 2000 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees or at our request, by Corporate Investor Communications, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but Corporate Investor Communications, Inc. will be paid its customary fee, estimated to be about $5,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 14, 2000, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 14, 2000, we had outstanding and entitled to vote 20,625,940 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive offices at 297 North Bernardo Avenue, Mountain View, CA 94043 a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Securities and Exchange Commission, the deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2001 Annual Meeting is December 26, 2000. Pursuant to our Bylaws, stockholders who wish to bring matters or propose nominees for director at our 2001 Annual Meeting must provide specified information to us between March 3, 2001 and April 2, 2001. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

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

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Our Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of eight members. There are two directors in the class whose term of office expires in 2000, of which both are standing for re-election. The nominees for election to this class, J. Leighton Read, M.D. and Reid W. Dennis, are currently members of our Board of Directors and both were previously elected by the stockholders. If elected at the Annual Meeting, Dr. Read and Mr. Dennis would serve until the 2003 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Dr. Read and Mr. Dennis have agreed to serve if elected, and management has no reason to believe that they will be unable to serve.

     Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

     J. LEIGHTON READ, M.D., age 49, a founder of Aviron, has been our Chairman since 1992, Chief Executive Officer from 1992 until 1999 and was Chief Financial Officer from 1992 until 1996. In 1989, he co-founded Affymax N.V. with Dr. Alejandro Zaffaroni, serving initially as its Executive Vice President and Chief Operating Officer and later, from 1990 to 1991, as President of the Pharma Division and as a Managing Director of the parent company. From 1991 to 1993, Dr. Read was a principal with Interhealth Limited, an investment partnership. Prior to 1989, Dr. Read held appointments at the Harvard Medical School and School of Public Health. He has served on the boards of a number of private biotechnology companies and is currently on the board of CV Therapeutics, Inc., and AxyS Pharmaceuticals, Inc. both of which are biotechnology companies. Dr. Read holds a B.S. in Biology and Psychology from Rice University and an M.D. from the University of Texas Health Science Center at San Antonio.

     REID W. DENNIS, age 73, has been a director of Aviron since 1992. Mr. Dennis has been active in venture capital investments since 1952. He founded Institutional Venture Partners, or IVP, a venture capital firm, in 1980, and has acted as a General Partner of IVP since that time. He is currently a director of Cohesion Technologies, as well as several private companies. Mr. Dennis holds a B.S. in Electrical Engineering and an M.B.A. from Stanford University.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF THE NAMED NOMINEES

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

     C. BOYD CLARKE, age 51, has been President, Chief Executive Officer and a director of Aviron since December 1999. From 1998 until joining Aviron, Mr. Clarke was Chief Executive Officer and President of U.S. Bioscience, Inc., a biotechnology company. Mr. Clarke served as President and Chief Operating Officer of U.S. Bioscience, Inc. from 1996 to 1998. From 1977 to 1996, Mr. Clarke held a number of positions at Merck & Co., Inc., including being the first president of Pasteur-Merieux MSD, and most recently as Vice

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President of Merck Vaccines. Mr. Clarke has a B.S. in Biochemistry, and an M.A.
in History from the University of Calgary.

     WAYNE T. HOCKMEYER, PH.D., age 55, became a director of Aviron in March 2000. Dr. Hockmeyer founded MedImmune Inc., a biotechnology company, in April 1988 and currently serves as its Chairman and Chief Executive Officer and was elected to serve on its board of directors in May 1988. He became Chairman of the board of directors of MedImmune Inc. in May 1993. From 1986 to 1988, Dr. Hockmeyer served as Vice President, Research and Development, of Praxis Biologics, Inc. From 1980 to 1986, Dr. Hockmeyer served as Chairman of the Department of Immunology, Walter Reed Army Institute of Research. Dr. Hockmeyer is a member of the Maryland Economic Development Commission, a member of the board of directors of Digene Corporation, serves on the Advisory Board of the University of Maryland Biotechnology Institute, is a member of Board of Advisors of the Institute of Human Virology, is a member of the board of directors of the High Technology Council of Maryland, is Chairman of the Maryland Bioscience Alliance and a member of the University of Maryland University College Graduate School Advisory Board, Executive Programs. Dr. Hockmeyer received a B.S. degree from Purdue University and a Ph.D. from the University of Florida.

     BERNARD ROIZMAN, SC.D., age 70, has been a director of Aviron since 1992. Dr. Roizman has been the Joseph Regenstein Distinguished Service Professor of Virology at the University of Chicago since 1984. He holds B.A. and M.S. degrees from Temple University and an Sc.D. from The Johns Hopkins University. Dr. Roizman is also a member of our Scientific Advisory Board.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

     DENNIS M. FENTON, PH.D., age 48, became a director of Aviron in March 2000. In February 2000 Dr. Fenton was appointed Executive Vice President of Amgen, a biotechnology company. From January 1995 to February 2000, Dr. Fenton served as the Senior Vice President, Operations of Amgen. From August 1992 to January 1995, Dr. Fenton served as Senior Vice President, Sales and Marketing of Amgen. Dr. Fenton served as Amgen's Vice President, Process Development, Facilities and Manufacturing Services, from 1991 to 1992. Dr. Fenton previously had served as Vice President, Pilot Plant Operations and Clinical Manufacturing, from 1988 to 1991, and as Director, Pilot Plant Operations, from 1985 to 1988. Dr. Fenton received a B.A. from Manhattan College in New York and a Ph.D. in Microbiology from Rutgers University.

     PAUL H. KLINGENSTEIN, age 44, has been a director of Aviron since 1993. Mr. Klingenstein has been a General Partner of Aberdare Ventures since 1999. From 1986 until 1997, he was at Accel Partners where he was a General Partner since 1988. In 1997, he served as a consultant to the Rockefeller Foundation and to E.M. Warburg, Pincus & Co. Asia, Ltd. He is a director of several private healthcare and internet companies. Mr. Klingenstein holds an A.B. from Harvard University and an M.B.A. from Stanford University.

     ALAN C. MENDELSON, age 52, has been a member of our Board of Directors since April 2000 and was our Secretary since our inception until April 2000. Mr. Mendelson is a senior partner of Cooley Godward LLP and has been with the firm since 1973. He currently heads the firm's companies and life sciences groups and is a member of its Management Committee. Mr. Mendelson served as Managing Partner of Cooley Godward's Palo Alto office from May 1990 to March 1995 and November 1996 to September 1997. He served as Secretary and Acting General Counsel of Amgen, Inc. from April 1990 to April 1991 and as Acting General Counsel of Cadence Design Systems, Inc. from November 1995 to June 1996. Mr. Mendelson serves as the secretary of a number of private and public companies and is a member of the board of directors of Axys Pharmaceuticals, Inc., Isis Pharmaceuticals, Inc. and US Search.com, Inc. Mr. Mendelson received an A.B. in Political Science from the University of California, Berkeley and a J.D. from Harvard Law School.

BOARD COMMITTEES AND MEETINGS

     During the year ended December 31, 1999, the Board of Directors held eight meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with our independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be

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

retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During fiscal 1999, the Audit Committee was composed of three non-employee directors: Mr. Dennis, Mr. Klingenstein and Dr. Roizman. The Audit Committee met three times during 1999.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under our stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During fiscal 1999, the Compensation Committee was composed of two non-employee directors: Dr. Jane E. Shaw and Mr. Klingenstein. In April 2000, Dr. Shaw resigned from our Board of Directors. The Compensation Committee met twice during 1999.

     During the year ended December 31, 1999, all directors except Mr. Dennis attended 75 percent or more of the aggregate of the meetings of the Board held during the period for which he or she was a director. All committee members except Dr. Roizman attended 75 percent or more of the aggregate of the meetings of the committees on which he or she served, held during the period for which he or she was a committee member.

                                   PROPOSAL 2

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 30,000,000 shares to 100,000,000 shares. As amended, Article Four, Paragraph 1 of our Amended and Restated Certificate of Incorporation shall read in its entirety as follows:

          "This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one tenth of one cent ($.001). Five Million (5,000,000) shares shall be Preferred Stock, each having a par value of one tenth of one cent ($.001)."

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of Aviron. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of Aviron, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

     In addition to the 20,625,940 shares of Common Stock outstanding at April 14, 2000, we have currently reserved 4,681,382 shares for issuance upon exercise of options and rights under our stock option and stock purchase plans. If Proposals 3 and 4 are approved, the number of shares reserved under our stock option and stock purchase plans will be 5,531,382.

     Although at present the Board of Directors has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use our capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding our business or product lines through the acquisition of other businesses or products.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or management of Aviron. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. In addition, if a person or group of persons attempted a hostile takeover of us, such shares could be issued in connection with our Share Purchase Rights Plan, which would allow stockholders (other than the hostile parties) to purchase our Common Stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by us to deter or prevent changes in control of Aviron, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve this amendment to our Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2

                                   PROPOSAL 3

               APPROVAL OF 1996 EQUITY INCENTIVE PLAN, AS AMENDED

     In March 1996, the Board of Directors adopted, and the stockholders subsequently approved, our 1996 Equity Incentive Plan as an amendment and restatement of our 1992 Stock Option Plan. As a result of a series of amendments, as of March 31, 2000, there were 4,030,000 shares reserved for issuance under the 1996 Incentive Plan. The Board has amended the 1996 Incentive Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the 1996 Incentive Plan by 700,000 shares to 4,730,000 shares.

     As of March 31, 2000, options (net of canceled or expired options) covering an aggregate of 3,768,998 shares of our Common Stock had been granted under the 1996 Incentive Plan, and 975,489 shares (plus any shares that might in the future be returned to the 1996 Incentive Plan as a result of cancellations or expiration of options) remained available for future grant under the 1996 Incentive Plan.

     We face competition for qualified individuals from numerous pharmaceutical, biopharmaceutical and biotechnology companies, universities and other research institutions. In amending the 1996 Incentive Plan, the Board reviewed the number of shares set aside by competing companies for employee equity incentive plans and believes that our increased share reserve is consistent with competitive practices. Since we are highly dependent on the principal members of our scientific and management staff, attracting and retaining these personnel will be critical to our success. To pursue our product development and marketing plans, we will be required to hire additional qualified scientific personnel to perform research and development, as well as personnel with expertise in conducting clinical trials, government regulation, manufacturing, marketing and sales. We believe that equity incentives will be an important factor in attracting and retaining such employees. In addition, our current scientific and management staff will require additional equity incentives to ensure long-term motivation. The Board believes that the increase in the share reserve will enable us to meet these needs.

     Stockholders are requested in this Proposal 3 to approve the amendment of the 1996 Incentive Plan. If the stockholders fail to approve this Proposal 3, options granted under the 1996 Incentive Plan after the Annual Meeting in excess of the existing share reserve may not qualify as performance-based compensation and thus, in some circumstances, we may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 1996 Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3

     The essential features of the 1996 Incentive Plan are outlined below:

GENERAL

     The 1996 Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses, and stock appreciation rights to consultants, employees and directors, collectively Stock Awards. To date only incentive stock options and nonstatutory stock options have been awarded under the 1996 Incentive Plan. Incentive stock options granted under the 1996 Incentive Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the 1996 Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the 1996 Incentive Plan.

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

PURPOSE

     The 1996 Incentive Plan provides a means by which selected employees (including officers) and directors of, and consultants to, Aviron, and our affiliates, may be given an opportunity to purchase our Common Stock. We, by means of our 1996 Incentive Plan, seeks to retain the services of persons who are now employees or directors of or consultants to Aviron or our affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

ADMINISTRATION

     The 1996 Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two Board members, all of the members of which committee may be non-employee directors and may also be, in the discretion of the Board, outside directors. The Board has delegated the administration of the 1996 Incentive Plan to the Compensation Committee of the Board. The Compensation Committee, in connection with the administration of the 1996 Incentive Plan, has the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the 1996 Incentive Plan, as may be adopted from time to time by the Board. As used herein with respect to the 1996 Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself. The Board may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended, and/or who are either (i) not then employees covered by Section 162(m) of the Code and are not expected to be covered by Section 162(m) of the Code at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom we wish to avoid the application of Section 162(m) of the Code. The Board may abolish such committee at any time and revest in the Board the administration of the 1996 Incentive Plan.

     The Board has the power to determine from time to time which of the persons eligible under the 1996 Incentive Plan shall be granted Stock Awards, the type of Stock Awards to be granted, when and how each Stock Award shall be granted, to construe and interpret the 1996 Incentive Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board may correct any defect in the 1996 Incentive Plan or in any Stock Award agreement to make the 1996 Incentive Plan fully effective. Any interpretation of the 1996 Incentive Plan by the Board and any decision by the Board under the 1996 Incentive Plan shall be final and binding on all persons.

STOCK SUBJECT TO THE 1996 INCENTIVE PLAN

     Subject to stockholder approval of this Proposal 3, an aggregate of 4,730,000 shares of Common Stock is reserved for issuance under the 1996 Incentive Plan. If any Stock Award (other than a stock appreciation right) expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such Stock Award will revert to and again become available for issuance under the 1996 Incentive Plan. The Common Stock subject to the 1996 Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

     Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock bonuses, and stock appreciation rights may be granted to employees, directors or consultants.

     No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the

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

purchase price is at least one hundred percent (100%) of the fair market value of Common Stock subject to the restricted stock purchase award at date of grant.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1996 Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1996 Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases, see the section entitled "Eligibility" above, may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1996 Incentive Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. As of March 31, 2000, the closing price of the Common Stock as reported on the Nasdaq Stock Market was $27.813 per share.

     In the event of a decline in the value of our Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

     The exercise price of options granted under the 1996 Incentive Plan must be paid: (1) in cash at the time the option is exercised; or (2) at the discretion of the Board, (a) by delivery of other Common Stock of Aviron, (b) pursuant to a deferred payment arrangement; or (3) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the 1996 Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the 1996 Incentive Plan typically vest in 50 installments during the optionee's employment or services as a consultant. Shares covered by options granted in the future under the 1996 Incentive Plan may be subject to different vesting terms (including being fully vested at grant). The Board has the power to accelerate the time during which an option may be exercised. In February 2000, the Board approved a program for providing performance based option grants to employees in 2000 to encourage achievement of certain milestones. This program provides that each grant received by an employee would be composed of two components (1) two-thirds of the shares granted to each individual pursuant to an option would vest five years from the date of grant; provided, however, that (a) 40% of such amount would accelerate upon the acceptance for filing by the U.S. Food and Drug Administration, or FDA, of our FluMist(TM) Biologics License Application and (b) 60% of such amount would accelerate upon product licensure of FluMist(TM) by the FDA; and (2) one-third of the shares granted to each individual would vest if and only if product licensure of FluMist(TM) by the FDA is achieved on or prior to December 31, 2001.

     In addition, options granted under the 1996 Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows us to repurchase shares not yet vested at their exercise price should the optionee leave our employ or terminate his or her relationship as a consultant or director before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of Aviron or by a combination of these means.

     Term. The maximum term of options under the 1996 Incentive Plan is ten years, except that in certain cases, see the section entitled "Eligibility" above, the maximum term is five years.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Purchase Price; Payment. The Board will determine the purchase price under each restricted stock purchase agreement. The purchase price of stock subject to a restricted stock purchase agreement must be paid: (1) in cash at the time of purchase; (2) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (3) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to us or for our benefit.

     Repurchase. Shares of Common Stock sold or awarded under the 1996 Incentive Plan may, but need not, be subject to a repurchase option in favor of us in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to Aviron or an affiliate of Aviron, we may repurchase or otherwise reacquire any or all of the shares of the Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between Aviron and such person.

STOCK APPRECIATION RIGHTS

     The Board may grant stock appreciation rights to employees or directors of, or consultants to, Aviron or our affiliates. The 1996 Incentive Plan authorizes three types of stock appreciation rights.

     Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

     Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

     Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1996 Incentive Plan or subject to any Stock Award granted under the 1996 Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by us), the 1996 Incentive Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year and the class, number of shares and price per share of stock subject to such outstanding Stock Awards.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1996 Incentive Plan provides that in the event of our dissolution or liquidation, sale of all or substantially all of our assets, specified type of merger or other corporate reorganization, a "Change of Control", any surviving corporation shall assume any Stock Awards outstanding under the 1996 Incentive Plan, substitute similar stock awards for those outstanding under the 1996 Incentive Plan or such outstanding Stock Awards will continue in full force and effect. If any surviving corporation declines to assume Stock Awards outstanding under the 1996 Incentive Plan or to substitute similar stock awards, then for Stock Awards held by any person then performing services as an employee, director or consultant, the time during which such Stock Awards may be exercised will be accelerated and such Stock Awards terminated if not exercised prior to such event. The acceleration of a Stock Award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Aviron.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1996 Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1996 Incentive Plan will terminate in March 2006.

     The Board may also amend the 1996 Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board if the amendment would: (1) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 1996 Incentive Plan to satisfy Section 422 of the Code); (2) increase the number of shares reserved for issuance upon exercise of options; or (3) change any other provision of the 1996 Incentive Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Securities Exchange Act, the rules of Nasdaq, or satisfy the requirements of
Section 422 of the Code. The Board may submit any other amendment to the 1996 Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1996 Incentive Plan, an incentive stock option can not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of an optionee, such an option may be exercised only by the optionee. A nonstatutory stock option or an independent stock appreciation right may not be transferred except by will, by the laws of descent and distribution or pursuant to a domestic relations order or as may otherwise be provided in the Stock Award agreement. In any case, an optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. Rights under a stock bonus or restricted stock purchase agreement are transferable only by will, by the laws of descent and distribution or pursuant to a domestic relations order or to the extent transfer is expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the method(s) applicable to the underlying option. In addition, any shares subject to repurchase by us under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

     Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20 percent while the maximum ordinary income rate and short-term capital gains rate is effectively
39.6 percent. Participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act may have their tax consequences determined at a time or times different from those indicated below.

     Incentive Stock Options. Incentive stock options under the 1996 Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. The number of shares eligible for this treatment is limited in the following manner: a Stock Award granted to a non-employee director cannot cover more than 25,000 shares. The aggregate fair market value of all such shares, determined at their respective times of grant, and with respect to which the covering options are exercisable for the first time by an optionee during any calendar year (under all such plans of Aviron and our affiliates) may not exceed $100,000.

     There generally are no federal income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may cause or increase alternative minimum tax liability, if any.

     If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

     Generally, if the participant disposes of the stock before the expiration of either of these holding periods, a "disqualifying disposition", then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (1) the excess of the stock's fair market value on the date of exercise over the exercise price, or (2) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

     To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 1996 Incentive Plan generally have the following federal income tax consequences:

     There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

     Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

     Potential Limitation on Our Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" (as defined in the Treasury regulations) and either (1) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (2) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

     Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (1) the award is granted by a compensation committee comprised solely of "outside directors" and
(2) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (1) the award is granted by a compensation committee comprised solely of "outside directors," (2) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (3) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (4) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).

                                   PROPOSAL 4

     APPROVAL OF 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

     In March 1996, the Board of Directors adopted our 1996 Non-Employee Directors' Stock Option Plan. The Directors' Plan provides a means by which each director of Aviron who is not otherwise an employee of Aviron will be given an opportunity to purchase our stock.

     In April 2000, the Board of Directors approved an amendment to the Directors' Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the Directors' Plan and to increase the number of shares automatically granted to our non-employee directors. This proposal seeks your approval of an increase in the aggregate number of shares authorized for issuance under the Director's Plan by 150,000 shares to 350,000 shares. In addition, this proposal seeks your approval of an increase in the size of the grant a non-employee director receives upon becoming a member of our Board of Directors from 15,000 shares to 20,000 shares and an increase in the size of an automatic annual grant to each non-employee director on December 31 of each year from 3,000 shares to 10,000 shares. These increases are intended to provide a more attractive compensation package for our non-employee directors. As of March 31, 2000, 55,775 shares, net of cancellations have been issued under the Directors' Plan and 149,235 shares remained available for future grant.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Directors' Plan, as amended. For purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4

     The essential features of the Directors' Plan are outlined below:

PURPOSE

     The purpose of the Directors' Plan is to provide a means by which each of our directors who is not otherwise an employee of Aviron or of any of our affiliates will have an opportunity to purchase our stock in order to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for our success.

ADMINISTRATION

     The Directors' Plan shall be administered by our Board of Directors unless and until the Board delegates administration to a committee. If administration is delegated to a committee, the Board may abolish the committee at any time and revest in the Board the administration of the Directors' Plan.

SHARES SUBJECT TO THE DIRECTORS' PLAN

     Subject to approval of this Proposal 4, the Directors' Plan shall not exceed in the aggregate 350,000 shares of our Common Stock. If any option granted under the Directors' Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Directors' Plan.

ELIGIBILITY

     Options shall be granted only to our non-employee directors.

NON-DISCRETIONARY GRANTS

     Subject to approval of this Proposal 4, each person who is elected for the first time to be a non-employee director automatically shall be granted, upon the date of initial election to be a non-employee director by our Board or stockholders, an option to purchase 20,000 shares of our Common Stock. Also subject to approval of this Proposal 4, on the last day of each calendar year, each person who is then a non-employee director and continuously has been a non-employee director throughout that calendar year automatically shall be granted an option to purchase 10,000 shares of our Common Stock. Non-employee directors who join our Board of Directors during the calendar year will be given an option to purchase a number of shares of Common Stock determined by pro-rating 10,000 shares based on the number of days the person has continuously served during that calendar year.

OPTION PROVISIONS

     Each option expires 10 years from the date of grant unless terminated earlier due to death or termination of all service (including service as an employee or consultant). Upon the death of the optionee, the option expires no later than after 18 months. Upon the termination of service of the optionee for any reason other than death, or for no reason, the option expires no later than after 12 months. The exercise price of each option shall be 100 percent of the fair market value of the stock subject to such option on the date such option is granted. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price either by payment of the exercise price per share in cash at the time of exercise; or by delivery of shares of common stock of the Aviron already owned by the optionee, or by a combination of the two methods. Options granted under the Directors' Plan may not be exercised until the date upon which such optionee, or the affiliate of such optionee, as the case may be, has provided one year of continuous service as a non-employee director following the date of grant of such option, whereupon such option shall become exercisable as to 33 percent of the option shares, 34 percent of the option shares shall become exercisable two years after the date of grant, and 33 percent shall become exercisable three years after the date of grant, in accordance with its terms. An option becomes exercisable in three roughly equal annual installments so long as the holder is still a director, employee or consultants.

EFFECT OF CERTAIN CORPORATE EVENTS; ADJUSTMENTS UPON CHANGES IN STOCK

     The Directors' Plan provides for appropriate adjustments of the number of shares subject to outstanding options and the exercise price in the event our shares are changed by reason of a subdivision or consolidation or shares, stock split or other similar corporate transaction. In the event of a dissolution, liquidation or sale of substantially all of our assets, or a merger or consolidation in which Aviron in not the surviving corporation or other change in control transaction as identified in the Directors' Plan, all previously issued options which are subject to vesting provisions shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

AMENDMENT OF THE DIRECTORS' PLAN

     The Board at any time may amend the Directors' Plan; provided, however, that the Board shall not amend the plan more than once every 6 months, with respect to the provisions of the Directors' Plan which relate to the amount, price and timing of grants, unless as needed to comply with the Code or the Employee Retirement Income Security Act. Except as provided for adjustments upon changes in stock, described above, no amendment shall be effective unless approved by our stockholders within 12 months before or after the adoption of the amendment, where the amendment will increase the number of shares, modify the requirements as to eligibility for participation, or if stockholder approval is required for Directors' Plan modifications under the Internal Revenue Code or federal securities laws.

TERMINATION OR SUSPENSION OF THE DIRECTORS' PLAN

     The Board in its discretion, may suspend or terminate the Directors' Plan at any time. No options may be granted under the Directors' Plan while it is suspended or after it is terminated. Rights and obligations under any option granted while the Directors' Plan is in effect shall not be impaired by suspension or termination of the Directors' Plan, except with the consent of the person to whom the option was granted.

FEDERAL INCOME TAX INFORMATION

     Options granted under the Directors' Plan are nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares on the date of exercise over the exercise price. Upon sale of such shares by the optionee, any difference between the sale price and the optionee's tax basis on those shares will be treated as a capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Aviron will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since our inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Aviron and our stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 14, 2000, by:

     - all those known by us to be beneficial owners of more than five percent of our common stock;

     - each of our directors and nominees;

     - each of our executive officers; and

     - all executive officers, directors and nominees as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 14, 2000. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Percentage of ownership is based on 20,625,940 shares of Common Stock outstanding on April 14, 2000. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Aviron, 297 North Bernardo Avenue, Mountain View, CA 94043.

                                                                     BENEFICIAL OWNERSHIP
                                                      --------------------------------------------------
                                                                                NUMBER OF
                                                                                  SHARES
                                                         SHARES ISSUABLE        (INCLUDING
                                                       PURSUANT TO OPTIONS     NUMBER SHOWN
                                                      EXERCISABLE WITHIN 60      IN FIRST     PERCENTAGE
                  BENEFICIAL OWNER                    DAYS OF APRIL 14, 2000     COLUMN)       OF TOTAL
                  ----------------                    ----------------------   ------------   ----------
5% STOCKHOLDER
Biotech Invest, S.A. ...............................              --            2,655,286       12.87%
  Swiss Bank Tower
     Panama 1, Republic of Panama

DIRECTORS AND EXECUTIVE OFFICERS
J. Leighton Read, M.D.(1)...........................         175,000              471,885        2.27%
C. Boyd Clarke......................................              --                   --           *
Reid W. Dennis(2)...................................           6,000               40,671           *
Dennis M. Fenton, Ph.D. ............................              --                   --           *
Wayne T. Hockmeyer, Ph.D. ..........................              --                   --           *
Paul H. Klingenstein................................          16,050               32,779           *
Alan C. Mendelson(3)................................              --               11,854           *
Bernard Roizman, Sc.D. .............................          15,600              189,600           *
Carol A. Olson(4)...................................         124,257              127,915           *
Fred Kurland........................................          65,600               66,502           *
All executive officers, directors and nominees as a
  group (10 persons)................................         402,507              941,206        4.48%

---------------
 * Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1) Includes an aggregate of 32,000 shares held by The Travis Read 1993 Trust and The Haley Read 1993 Trust of which Robert Fitzwilson is the trustee. Dr. Read disclaims beneficial ownership of the shares held by the trusts.

(2) Includes 3,546 shares held by Institutional Venture Management V, of which Mr. Dennis is a general partner. Mr. Dennis disclaims beneficial ownership of the shares held by Institutional Venture Management V, except to the extent of his pecuniary interest therein.

(3) Includes (a) 1,793 shares held in the CGCH&T Trust FBO Alan C. Mendelson, and (b) 9,911 shares held by Cooley Godward LLP, of which Mr. Mendelson is a partner. Mr. Mendelson disclaims beneficial ownership of the shares held by Cooley Godward LLP, except to the extent of his pecuniary interest therein.

(4) Includes 500 shares held by Carol A. Olson, custodian for John Gregory Olson (UCAUTMA). Ms. Olson disclaims beneficial ownership of the shares held by the trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Aviron. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that Fred Kurland filed one late report covering one transaction for the sale of 776 shares of Common Stock and Carol A. Olson filed one late report covering two transactions for the purchase of an aggregate of 1,500 shares of Common Stock.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Since June 1998, each of our non-employee directors has received cash compensation for their services, in addition to being eligible for reimbursement for their expenses incurred in connection with attendance at Board and Committee meetings in accordance with our policy. In March 2000, the Board approved increases in the cash compensation paid to each non-employee director. The retainer was increased from $1,000 per month to $1,250 per month. Compensation paid for each Board meeting attended was increased from $500 to $2,500. Compensation for each Committee meeting attended was increased from $300 to $500. In addition, a director who participates in a Board or Committee meeting telephonically shall receive compensation in the amount of 50 percent of the applicable meeting fee provided the Board or Committee meeting lasts at least 30 minutes. Should a Committee meeting fall on the same date as a Board meeting, such non-employee director shall receive only the Board meeting attendance stipend of $2,500.

     Each of our non-employee directors also receives stock option grants under the 1996 Non-Employee Directors' Stock Option Plan. Subject to stockholder approval of Proposal 4, the maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan is 350,000. The Directors' Plan is administered by the Board of Directors, unless the Board delegates administration to a Committee comprised of not less than two members of the Board. See Proposal 4 for further explanation of the terms of the Directors' Plan.

     During the last fiscal year, we granted options under the Directors' Plan covering 3,000 shares to each of Mr. Dennis, Mr. Klingenstein, Dr. Roizman, and Dr. Jane E. Shaw, at an exercise price per share of $15.6875, the fair market value of such Common Stock on the date of grant. As of March 31, 2000, options for an aggregate of 990 shares of our Common Stock have been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997, compensation awarded or paid to, or earned by, our Chief Executive Officers and our two other executive officers at December 31, 1999. Dr. Read served as our Chief Executive Officer until Mr. Clarke joined us in December 1999. Amounts under the column "All Other Compensation" include group term life insurance paid by us on behalf of the executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                   ANNUAL COMPENSATION          ------------
                                            ---------------------------------    SECURITIES
                                                                 OTHER ANNUAL    UNDERLYING     ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS    COMPENSATION     OPTIONS      COMPENSATION
    ---------------------------      ----   --------   -------   ------------   ------------   ------------
C. Boyd Clarke.....................  1999   $ 24,628        --          --        600,000         $5,025(1)
  President and Chief Executive
  Officer                            1998         --        --          --             --             --
                                     1997         --        --          --             --             --
J. Leighton Read, M.D. ............  1999    300,000   $75,000          --         50,000          1,056
  Chairman and Chief Executive       1998    275,000    50,000          --        250,000            290
  Officer                            1997    260,000    80,000     $31,726(2)      25,000            574
Fred Kurland.......................  1999    245,000    20,000          --         30,000          1,032
  Senior Vice President and          1998    223,955    25,000          --        100,000            283
  Chief Financial Officer            1997         --        --          --             --             --
Carol A. Olson.....................  1999    250,000    20,000          --         60,000            354
  Senior Vice President, Commercial  1998    143,013    40,000          --        166,617             93
  Development                        1997         --        --          --             --             --

---------------
(1) Represents payment by us of a housing allowance in the amount of $5,025.

(2) Includes $20,739 of reimbursement for income taxes and $10,987 in income tax gross-up in connection with the early exercise of stock options in 1996.

                       STOCK OPTION GRANTS AND EXERCISES

     The following tables show for the fiscal year ended December 31, 1999, information regarding options granted to, and held at year end by the executive officers listed in the "Summary Compensation Table" above.

                             OPTION GRANTS IN 1999

     The exercise price of each option was equal to the fair value of our common stock as valued by the Board of Directors on the date of grant. The exercise price may be paid in cash, in shares of our common stock valued at fair value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

     The potential realizable value is calculated based on the 10 year term of the option at the time of grant. Stock price appreciation of 5 percent and 10 percent is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5 percent and 10 percent appreciation are calculated by:

     - multiplying the number of shares of common stock subject to a given option by the exercise price per share;

     - assuming that the aggregate stock value derived from that calculation compounds at the annual 5 percent or 10 percent rate shown in the table until the expiration of the options; and

     - subtracting from that result the aggregate option exercise price.

     The shares listed in the following table under "Number of Securities Underlying Options Granted" are subject to vesting. Certain of the stock options listed in the table vest ratably over 50 months and certain vest upon achievement of milestones. Each of the options has a 10 year term, subject to earlier termination if the optionee's service with us ceases. Under certain circumstances following a change of control, the vesting of such option grants may accelerate and become immediately exercisable. Mr. Clarke's options were granted outside our 1996 Equity Incentive Plan. See Proposal 2 for a description of our 1996 Equity Incentive Plan and for a description of the material terms of these options. See the section below entitled "Employment Agreements and Change in Control Arrangements" for a description of our agreements with Mr. Clarke and Dr. Read concerning stock options that have been granted to them.

     Percentages shown under "Percent of Total Options Granted in 1999" are based 1,626,000 options granted to our employees and directors during 1999.

                                                                                         POTENTIAL REALIZABLE
                                                  INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                                  --------------------------------------------------       ANNUAL RATES OF
                                  NUMBER OF                                                  STOCK PRICE
                                  SECURITIES    PERCENT OF                                 APPRECIATION FOR
                                  UNDERLYING   TOTAL OPTIONS                                 OPTION TERM
                                   OPTIONS      GRANTED IN     EXERCISE   EXPIRATION   ------------------------
              NAME                 GRANTED         1999         PRICE        DATE          5%           10%
              ----                ----------   -------------   --------   ----------   ----------   -----------
C. Boyd Clarke..................   600,000         36.90%      $16.750     11/30/09    $6,320,391   $16,017,112
J. Leighton Read, M.D. .........    50,000          3.08%       21.375      2/23/09       672,131     1,703,312
Fred Kurland....................    30,000          1.85%       24.125      1/27/09       455,162     1,153,471
Carol A. Olson..................    30,000          1.85%       24.125      1/27/09       455,162     1,153,471
                                    30,000          1.85%       21.375      2/23/09       403,279     1,021,987

                          1999 YEAR-END OPTION VALUES

     During the fiscal year ended December 31, 1999, no shares were acquired on exercise by executive officers listed in the "Summary Compensation Table" above. Amounts shown under the column "Value of Unexercised In-the-Money Options at December 31, 1999" are based on the closing price of our Common Stock ($15.8125) on December 31, 1999, as reported on the Nasdaq Stock Market, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares. As of December 31, 1999, none of the options held by Mr. Clarke or Mr. Kurland were in-the-money.

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS AT               IN-THE-MONEY OPTIONS
                                                        DECEMBER 31, 1999           AT DECEMBER 31, 1999
                                                   ---------------------------   ---------------------------
                      NAME                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                         -----------   -------------   -----------   -------------
C. Boyd Clarke...................................          0        600,000             --             --
J. Leighton Read, M.D............................    137,000        188,000       $107,313        $50,500
Fred Kurland.....................................     52,600         77,400             --             --
Carol A. Olson...................................    101,997        135,400       $  3,938        $ 9,188

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     In November 1999, we issued an Offer Letter to Mr. Clarke to join us as President, Chief Executive Officer and Director. The terms of the offer provide that Mr. Clarke shall receive a monthly salary of $28,333.33 (equivalent to $340,000 on an annual basis). Mr. Clarke is also eligible for a cash retention bonus of $100,000 per year for the first five years of his employment, an annual cash performance bonus of up to 60% of his salary and the standard benefits package we offer to our employees. In addition, the Board granted to Mr. Clarke an aggregate of 600,000 shares of our Common Stock at $16.75 per share, the fair market value on the date of grant. We have also provided Mr. Clarke with an interest free loan in the amount of $500,000 to be used toward the purchase of a home in the San Francisco Bay Area. In the event Mr. Clarke is terminated without cause, he will receive one year's salary, bonus, health coverage and continued vesting of his stock options for up to one year. In the event Mr. Clarke is terminated following a change in control of Aviron, he will receive two years' salary and bonus, two years health coverage, full vesting on his stock options and other severance payments.

     In December 1999, we entered into a Non-Officer Chairman Employment Agreement with Dr. Read. The terms of this agreement provide for compensation to be paid to Dr. Read in exchange for his continuing services to us as Chairman of our Board of Directors. This compensation includes an annual salary of $300,000, provided that Dr. Read devote at least 20 hours a week to his position as Chairman. Dr. Read is also eligible for the standard benefits package we offer to our employees and the agreement provides for acceleration of the vesting of all of his stock options upon a change in control of Aviron. The term of the agreement is December 6, 1999 to December 31, 2000; however, the agreement may be terminated by either party before December 31, 2000.

     In April 2000, our Board of Directors adopted management continuity agreements for our executive officers and members of senior management, other than C. Boyd Clarke, our President and Chief Executive Officer. These agreements are intended to provide our executive officers and members of senior management with financial security and sufficient income and encouragement to remain with Aviron through a change of control of the company. If within 18 months of a change of control, the individual's employment is terminated, actually or constructively, the agreements will provide: (a) for a lump sum salary payment equal to the sum of (1) the individual's base annual salary rate in effect immediately preceding the date of the change of control, and (2) the individual's target bonus for the fiscal year in which the change of control occurs, (b) that all outstanding stock options for the individual will vest and become immediately exercisable, and (c) that the individual will be entitled (but not obligated) to continue health care coverage for one year and at the individual's own expense for an additional six months. If pursuant to a change of control, the acquiring company does not assume or substitute the individual's outstanding stock options, then the vesting and exercisability of such stock options will accelerate.

                             EMPLOYEE BENEFIT PLANS

1999 NON-OFFICER EQUITY INCENTIVE PLAN

     In addition to the 1996 Incentive Plan, we provided stock incentives during the last fiscal year through our 1999 Non-Officer Equity Incentive Plan. Our Board adopted the Non-Officer Incentive Plan in September 1999. The Non-Officer Incentive Plan provides for the grant or issuance of nonstatutory stock options, restricted stock purchase awards, stock bonuses, and stock appreciation rights, collectively, Stock Awards. The Non-Officer Incentive Plan is designed to provide a means by which selected employees and consultants of Aviron and our affiliates may be given an opportunity to benefit from increases in the value of our Common Stock. There currently are 1,900,000 shares authorized for issuance under the Non-Officer Incentive Plan. At March 31, 2000, options (net of canceled or expired options) to purchase an aggregate of 1,887,356 shares had been granted under the Non-Officer Incentive Plan, and 81,004 shares remained available for future grant (plus any shares that might in the future be returned to the Non-Officer Incentive Plan as a result of cancellations or expirations of options granted).

     Stock Awards may be granted only to employees or consultants who are not, at the time of the grant, directors or officers of Aviron. The terms and price of nonstatutory stock options granted pursuant to the Non-Officer Incentive Plan are determined by our Compensation Committee and are set forth in the option agreement. The exercise price of nonstatutory stock options awarded to date under the plan has been 100 percent of fair market value and the term of such nonstatutory stock options is 10 years. Shares of stock covered by currently outstanding options under the Non-Officer Incentive Plan vest either monthly over a period of 50 months from the date of grant during the optionee's employment or services as a consultant or based upon achievement of certain milestones related to the acceptance for filing by the FDA of our FluMist(TM) Biologics License Application and subsequent product licensure by the FDA of FluMist(TM). In the future, shares of stock covered by options granted under the Non-Officer Incentive Plan may have the same or different vesting provisions. Terms of stock bonuses and rights to purchase restricted stock under the Non-Officer Incentive Plan are set by our Compensation Committee. If there is a change of control the treatment of Stock Awards granted under the Non-Officer Incentive Plan is identical to the under the 1996 Incentive Plan and may also be viewed as an anti-takeover provision that could discourage potential acquirers of Aviron.

1996 EMPLOYEE STOCK PURCHASE PLAN

     In November 1996, we adopted the 1996 Employee Stock Purchase Plan covering an aggregate of 250,000 shares of Common Stock. In June 1998, our stockholders approved an amendment to the Purchase Plan adopted by the Board in March 1998 to increase the aggregate number of shares of Common Stock under the Purchase Plan by 100,000 shares to 350,000 shares. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Purchase Plan, our Board may authorize participation by eligible employees, including officers, in periodic offerings. The offering period for any offering will be no more than 27 months. We had two offerings under the Purchase Plan during fiscal 1999.

     Employees are eligible to participate if they are employed by Aviron, or an affiliate of Aviron designated by our Board, for at least 20 hours per week and are employed by Aviron, or an affiliate, for at least five months per calendar year. Employees who participate in an offering can have up to 15 percent of their earnings withheld pursuant to the Purchase Plan. The amount withheld will then be used to purchase shares of the Common Stock on specified dates determined by our Board. The price of Common Stock purchased under the Purchase Plan will be equal to 85 percent of the lower of the fair market value of the Common Stock on the commencement date of each offering period or on the specified purchase date. Employees may end their participation in the offering at any time during the offering period. Participation ends automatically on termination of employment with Aviron.

     In the event of a merger, reorganization, consolidation or liquidation involving Aviron, in which we are not the surviving corporation, our Board has discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, or the Board may shorten the offering period and provide for all sums collected by payroll deductions to be applied to purchase stock immediately prior to such merger or other transaction. The Purchase Plan will terminate at the Board's discretion. The Board has the authority to amend or terminate the Purchase Plan, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT(1)

     During fiscal 1999, the Compensation Committee of the Board of Directors was composed of Dr. Shaw and Mr. Klingenstein, neither of whom have ever been officers or employees of Aviron. The Committee is responsible for establishing our compensation programs for all employees, including executives. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance and to enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

     - We pay competitively with other biotechnology companies with which we compete for talent. To ensure that pay is competitive, we compare our pay practices with these companies and set our pay parameters based on this review.

     - We provide significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to our business challenges and opportunities as owners and not just as employees.

     Salary. The Committee annually reviews each executive officer's salary. When reviewing salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

     Cash Bonus. We established a bonus plan in January 1998 and the Committee annually reviews each executive officer's bonus, our aggregate bonus pool and the bonus allocations by employee position. Payment of cash bonuses is tied to the accomplishment of specific corporate milestones set at the beginning of the year and to each individual officer's year-end performance review.

     Equity Incentives. Our equity incentive program consists of the 1996 Equity Incentive Plan, the 1999 Non-Officer Equity Incentive Plan and the 1996 Employee Stock Purchase Plan. The option program utilizes vesting periods (generally four years) to encourage key employees to continue in our employ. Through option grants, executives receive significant equity incentives to build long-term stockholder value. Grants are made at 100 percent of fair market value on the date of grant. Executives receive value from these grants only if our Common Stock appreciates over the long term. The size of option grants is determined based on competitive practices in the biotechnology industry and our philosophy of significantly linking executive compensation with stockholder interests. The Committee believes this approach creates an appropriate focus on longer term objectives and promotes executive retention. The Board granted options to purchase an aggregate of 740,000 shares of our Common Stock to the executive officers listed in the "Summary Compensation Table" during 1999.

     We established the Purchase Plan both to encourage employees to continue in our employ and to motivate employees through ownership interest in Aviron. Under the Purchase Plan, employees, including officers, may have up to 15 percent of their earnings withheld for purchases of Common Stock on certain dates specified by the Board. The price of Common Stock purchased will be equal to 85 percent of the lower of the fair market value of the Common Stock on the relevant purchase date or commencement date of the relevant offering period. There were 2 offerings during fiscal 1999.

---------------
(1) Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Dr. Read's salary during 1999 as Chief Executive Officer was $300,000. Following the Committee's review of Aviron's performance against corporate milestones for 1999 and Dr. Read's performance during 1999, the Committee awarded Dr. Read a 1999 merit bonus of $75,000. Mr. Clarke replaced Dr. Read as our Chief Executive Officer in December 1999 and Mr. Clarke also assumed the position of President. The Committee has set Mr. Clarke's annual salary for 2000 at $340,000. In determining Mr. Clarke's 2000 salary, the Committee took into account (1) the breadth of Mr. Clarke's experience, (2) the scope of Mr. Clarke's responsibilities, and (3) the Board's confidence in Mr. Clarke to lead our continued development.

FEDERAL TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Committee believes that at the present time it is quite unlikely that the compensation paid to any executive officer in a taxable year that is subject to the deduction limit will exceed $1 million. Therefore, the Committee has not yet established a policy for determining which forms of incentive compensation awarded to our executive officers shall be designed to qualify as "performance-based compensation." The Committee intends to continue to evaluate the effects of the statute and any applicable Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of Aviron.

CONCLUSION

     Through the plans described above, a significant portion of our compensation program and Mr. Clarke's compensation are contingent on our performance, and realization of benefits is closely linked to increases in long-term stockholder value. We remain committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of our business may result in highly variable compensation for a particular time period.

                                          COMPENSATION COMMITTEE

                                          Paul H. Klingenstein
                                          Jane E. Shaw, Ph.D.

PERFORMANCE MEASUREMENT COMPARISON

     The following graph shows the total stockholder return of an investment of $100 in cash on November 5, 1996 for:

     - our Common Stock;

     - the Nasdaq Stock Market-U.S. Index; and

     - the Nasdaq Pharmaceutical Index.

All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year.

                 COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN
[PERFORMANCE GRAPH]

                                    11/05/96            12/31/96            12/31/97            12/31/98            12/31/99
                                    --------            --------            --------            --------            --------
AVIRON                                 100                  94                 339                 323                 198
NASDAQ Stock Market (U.S.)             100                 105                 129                 182                 329
NASDAQ Pharmaceutical                  100                 105                 108                 139                 258

     This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have entered into indemnity agreements with our executive officers and directors and members of senior management which provide, among other things, that we will indemnify these persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Aviron, and otherwise to the full extent permitted under Delaware law and our Bylaws.

     We have entered into employment agreements with C. Boyd Clarke, our President and Chief Executive Officer, and J. Leighton Read, M.D., our Chairman of the Board of Directors. We also intend to enter into management continuity agreements with our executive officers and members of senior management. See the section above entitled "Executive Compensation -- Employment Agreements and Change in Control Arrangements" for a description of these agreements.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Charlene A. Friedman
                                          Charlene A. Friedman

                                          Secretary

May 4, 2000

     REPORT TO THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS DEPARTMENT, AVIRON, 297 NORTH BERNARDO AVENUE, MOUNTAIN VIEW, CA 94043.

                                     AVIRON

                           1996 EQUITY INCENTIVE PLAN

                              ADOPTED MARCH 6, 1996

                     APPROVED BY STOCKHOLDERS JULY 22, 1996

                AMENDED BY THE BOARD OF DIRECTORS MARCH 12, 1998

               AMENDMENT APPROVED BY THE STOCKHOLDERS JUNE 4, 1998

                AMENDED BY THE BOARD OF DIRECTORS APRIL 12, 1999

               AMENDMENT APPROVED BY THE STOCKHOLDERS JUNE 3, 1999

                AMENDED BY THE BOARD OF DIRECTORS APRIL 13, 2000

              AMENDMENT APPROVED BY THE STOCKHOLDERS ________, 2000



1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below. The Plan is successor to, and restatement of, the Company's 1992 Stock Option Plan.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees and Directors of or Consultants to the Company, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.


                                       1.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "COMPANY" means Aviron, a Delaware corporation.

     (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j)  "DIRECTOR" means a member of the Board.

     (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;


                                       2.

          (2) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s)  "OPTION" means a stock option granted pursuant to the Plan.

     (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u)  "OPTIONEE" means a person who holds an outstanding Option.

     (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an


                                       3.

"affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w)  "PLAN" means this Aviron 1996 Equity Incentive Plan.

     (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (bb) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan or a Stock Award as provided in Section 14.


                                       4.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or
(2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate four million seven hundred thirty thousand (4,730,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Employees, Consultants or Non-Employee Directors.

     (b) A Non-Employee Director shall be eligible for the benefits of the Plan, provided, however, that any grant to a Non-Employee Director shall not exceed the lesser of (1) 1% of the shares of Common Stock outstanding on the date of grant or, (2) 25,000 shares.

     (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes


                                       5.

of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

     (d) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than three hundred thousand (300,000) shares of the Company's common stock in any calendar year.

     (e)  CONSULTANTS.

          (i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

          (ii) As of April 7, 1999 Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option


                                       6.

is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. Further, the "par value" of any stock subject to an Option shall not be payable pursuant to a deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "DRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a DRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such


                                       7.

longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall


                                       8.

terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:


                                       9.

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees and Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Stock Appreciation Rights.


                                      10.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

          (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

          (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.   CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation


                                      11.

Rights under the Plan and/or (ii) with the consent of any adversely affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.


                                      12.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Employee, a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue acting as a Consultant or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation


                                      13.

relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will modify the Plan in any way that would require stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 or


                                      14.

any Nasdaq or securities exchange listing requirements (e.g., an increase in the number of shares available for awards or a change to eligibility for Awards).

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.


                                      15.

                                     AVIRON

                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                              ADOPTED MARCH 6, 1996

                     APPROVED BY STOCKHOLDERS JULY 22, 1996

              AMENDED BY THE BOARD OF DIRECTORS ON APRIL 13, 2000

             AMENDMENT APPROVED BY STOCKHOLDERS ON ___________, 2000

1.   PURPOSE.

     (a) The purpose of the Aviron 1996 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Aviron, a Delaware corporation (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred fifty thousand (350,000) shares of the Company's common stock

(after giving effect to the one-for-five reverse split of the Company's Common Stock approved in March, 1996). If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   ELIGIBILITY.

     Options shall be granted only to Non-Employee Directors of the Company.

5.   NON-DISCRETIONARY GRANTS.

     (a) Each person who is, after the Effective Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase twenty thousand (20,000) shares of common stock of the Company (fifteen thousand (15,000) shares for options granted prior to April 13, 2000) on the terms and conditions set forth herein.

     (b) On December 31st of each year, (i) each person who is then a Non-Employee Director and continuously has been a Non-Employee Director since December 31st of the immediately preceding year automatically shall be granted an option to purchase ten thousand (10,000) shares of common stock of the Company (three thousand (3,000) shares for options granted prior to December 31, 2000) on the terms and conditions set forth herein and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying ten thousand (10,000) (three thousand (3,000) for options granted prior to December 31, 2000) by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

6.   OPTION PROVISIONS.

     Each option shall be subject to the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

     (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares. However, when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash or by check at the time of exercise; or

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

     Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

     (e) The option shall become exercisable in installments over a period of three (3) years from the date of grant commencing on the date one (1) year after the date of grant of the option, with thirty-three percent (33%) becoming exercisable one (1) year after the date of the grant, thirty-four percent (34%) becoming exercisable two (2) years after the date of grant and the remaining thirty-three percent (33%) becoming exercisable three (3) years after the date of grant; provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7.   COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

     (f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market , the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

Notwithstanding the foregoing, the Fair Market Value of the common stock for an option granted on the Effective Date shall be the price per share at which shares of common stock are first sold to the public in the Company's initial public offering.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization (including a sale of stock of the Company to a single purchaser or single group of affiliated purchasers) after which less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation are owned by shareholders of the Company immediately before such transaction, the time during which options outstanding under the Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or applicable regulations or rulings thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will modify the Plan in any way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

     (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.  EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

     (a) The Plan shall become effective upon the Effective Date, subject to the condition that the Plan is approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                  DETACH HERE


                                     PROXY

                                     AVIRON

                           297 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043

                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints C. Boyd Clarke and Fred Kurland, or either of them, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Aviron (the "Company") held of record by the undersigned on April 14, 2000 at the Annual Meeting of Stockholders to be held on Thursday, June 1, 2000 and any adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

        PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

Dear Stockholder:


Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your prompt consideration of these matters.


Sincerely,


Aviron



                                  DETACH HERE

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


1. Election of two Directors.

NOMINEES: (01) J. Leighton Read, M.D.,   (02) Reid W. Dennis

                      FOR                       WITHHELD
                      [ ]                         [ ]

[ ]
   --------------------------------------
   For all nominees except as noted above


MARK HERE     [ ]
FOR ADDRESS
CHANGE AND
NOTE BELOW

                                                      FOR    AGAINST   ABSTAIN
2. To approve an amendment to the Company's           [ ]      [ ]       [ ]
   Certificate of Incorporation to increase the authorized number of shares of Common
   Stock from 30,000,000 shares to
   100,000,000 shares.

3. To approve an amendment to the Company's           [ ]      [ ]       [ ]
   1996 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 700,000 shares to 4,730,000 shares.

4. To approve an amendment to the Company's           [ ]      [ ]       [ ]
   1996 Non-Employee Directors' Stock Option
   Plan to increase the number of shares
   covered by initial and annual option
   grants to Non-Employee Directors of the
   Company and to increase the aggregate
   number of shares of Common Stock
   authorized for issuance under such plan by 150,000 shares to 350,000 shares.


5. To ratify the selection of Ernst & Young           FOR    AGAINST   ABSTAIN
   LLP as independent auditors of the Company         [ ]      [ ]       [ ]
   for its fiscal year ending December 31,
   2000.

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.


Signature:                   Date:     Signature:                  Date:
          ------------------      -----          ------------------     ------